UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of report (Date of earliest event reported) August 8, 2007
                                                 -------------------------------

                           InSite Vision Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-22332                               94-3015807
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     (Commission File Number)            (IRS Employer Identification No.)


  965 Atlantic Ave., Alameda, California                      94501
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 (Address of Principal Executive Offices)                  (Zip Code)

                                  510-865-8800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION         3
ITEM 9.           FINANCIAL STATEMENTS AND EXHIBITS                     3
                  SIGNATURES                                            4
                  EXHIBIT INDEX                                         5
                  Exhibit 99.1



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
---------         ---------------------------------------------

On August 8, 2007, we issued a press release, which, among other things, sets forth our results of operations for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
---------         ---------------------------------

(c)     EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              InSite Vision Incorporated Press Release dated August 8, 2007.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              INSITE VISION INCORPORATED


Dated:  August 8, 2007                by:     /s/ S. Kumar Chandrasekaran, Ph.D.
                                              ----------------------------------

                                               S. Kumar Chandrasekaran, Ph.D.
                                               Chairman of the Board,
                                               Chief Executive Officer, Presiden
                                               and Chief Financial Officer
                                               (on behalf of the registrant and
                                               as principal financial and
                                               accounting officer)

                                  EXHIBIT INDEX

      Number      Exhibit Table
      ------      -------------

       99.1       InSite Vision Incorporated Press Release dated August 8, 2007.